SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Latin America Equity Fund

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Luiz Ribeiro, CFA, Director. Lead Portfolio Manager of the fund. Began managing the fund in 2013.

Danilo Pereira, Vice President. Portfolio Manager of the fund. Began managing the fund in 2013.

Marcelo Pinheiro, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

July 18, 2014 PROSTKR‐421